===============================================================================




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   ----------

      Date of Report (Date of earliest event reported): DECEMBER 20, 2000

                             ROWAN COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-5491                               75-0759420
(State or other jurisdiction       (Commission File No.)          (I.R.S. Employer Identification No.)
     of incorporation)

              2800 POST OAK BOULEVARD,                          77056-6127
             SUITE 5450 HOUSTON, TEXAS

      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:           (713) 621-7800


===============================================================================

ITEM 5.           OTHER EVENTS

         On December 20, 2000, by authorization and approval of the Board of Directors, Rowan Companies, Inc. (the "Company") and Citibank, N.A., as Rights Agent, entered into the Fourth Amendment to the Company's Rights Agreement (the "Rights Agreement") dated as of February 25, 1992.

         The amendment deletes the following provisions:

         o the requirement of a majority vote of Continuing Directors (generally, directors who are unaffiliated with an Acquiring Person and who are designated successors of existing directors) to approve certain actions; and

         o the 10-day period in which Rights are redeemable after there is an Acquiring Person.

         The amendment also limits the Company's ability to amend certain provisions, such as the redemption provisions and final expiration date, during the period in which there is an Acquiring Person.

         The amendment also amends the definition of an Acquiring Person who may trigger the Right to provide certain exceptions for inadvertent acquisitions of the Company's Common Stock, if certain conditions are met. Additionally, the amendment adds the provision that, at any time after a person first becomes an Acquiring Person and until the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the Rights, in whole or in part (except for Rights of an Acquiring Person), for shares of Common Stock at an exchange ratio of one share for each Right.

         The foregoing description of the Fourth Amendment to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment to Rights Agreement attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit No.       Description

99.1 Fourth Amendment, dated as of December 20, 2000, to the Rights Agreement (filed herewith).

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ROWAN COMPANIES, INC.
                                    (Registrant)


                                    By:  /s/ E. E. THIELE
                                         E. E. Thiele
                                         Senior Vice President - Finance,
                                         Administration and Treasurer


Date: December 22, 2000

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION

 99.1        Fourth Amendment dated as of December 20, 2000, to the Rights
             Agreement (filed herewith).